SUPPLEMENT DATED SEPTEMBER 21, 2026

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2026

FOR DIVIDEND GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2026, for Dividend Growth Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective November 1, 2026. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective November 1, 2026, the following changes will be made:

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each

year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.67%	0.67%
Service Fee	0.20%	N/A
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.91%	0.71%
Less Fee Waiver[1]	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses after Fee Waiver	0.83%	0.63%

[1]	The investment adviser has agreed to waive 0.08% of its management fee through April 30, 2028. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term or upon termination of the investment advisory agreement or by the Trust upon 90 days’ written notice to the investment adviser.

In the Examples subsection, the table will be deleted and replaced with the following:

	1 year	3 years	5 years	10 years
Class I	$85	$282	$496	$1,112
Class P	$64	$219	$387	$875